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                                                               EXHIBIT 23.1




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement Files No. 33-68894, 33-80480, 33-93756, and 33-08507.


                                              ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
March 31, 1997